Description of business	12 Months Ended
Dec. 31, 2011
Description of business
1. Description of business

ICON plc and its subsidiaries (“the Company” or “ICON”) is a contract research organization (“CRO”), providing outsourced development services on a global basis to the pharmaceutical, biotechnology and medical device industries. The Company specializes in the strategic development, management and analysis of programs that support Clinical Development - from compound selection to Phase I-IV clinical studies.

In a highly fragmented industry, we are one of a select group of companies with the capability and expertise to conduct clinical trials in all major therapeutic areas on a global basis. At December 31, 2011 the Company had 8,470 employees, in 81 locations, in 40 countries, providing Phase I - IV Clinical Trial Management, Drug Development Support Services, Data Management, Biostatistics, Central Laboratory, Imaging and Staff Contracting services. The Company has the operational flexibility to provide development services on a stand-alone basis or as part of an integrated “full service” solution.

Headquartered in Dublin, Ireland, we began operations in 1990 and have expanded our business through internal growth and strategic acquisitions. For the year ended December 31, 2011 we derived approximately 41.7%, 46.2 % and 12.1 % of our net revenue in the United States, Europe and Rest of World, respectively.